TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus, Summary Prospectuses

and Statement of Additional Information

Transamerica ClearTrack® 2055

Transamerica ClearTrack® 2060

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Effective immediately, the following is added before the last sentence of the “Purchase and Sale of Fund Shares” section of each fund’s Prospectus and Summary Prospectus:

Effective as of the close of business on February 11, 2025, the fund will be closed to most new investors.  The following investors may continue to purchase fund shares after the close date: existing fund investors, asset allocation funds and other investment products for which the fund is currently an underlying investment option, retirement plans for which the fund is a plan option, and any plan that is or becomes a part of a multiple plan exchange recordkeeping platform that includes the fund as a plan option. The fund will remain closed until further notice. The fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.

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Investors Should Retain this Supplement for Future Reference

February 11, 2025